                                                                    EXHIBIT 12.2
                                                                TO ANNUAL REPORT
                                                                    ON FORM 20-F


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

     Guangshen Railway Company Limited (the "Company") is filing its annual report on Form 20-F for the fiscal year ended December 31, 2002 (the "Report") with the U.S. Securities and Exchange Commission.

     I, Wu Junguang, chairman of the board of directors of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Wu Junguang
----------------------------------
Wu Junguang
Chairman of the Board of Directors
June 24, 2003



A signed original of this written statement required by Section 906 has been provided to Guangshen Railway Company Limited and will be retained by Guangshen Railway Company Limited and furnished to the Securities and Exchange Commission or its staff upon request.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

     Guangshen Railway Company Limited (the "Company") is filing its annual report on Form 20-F for the fiscal year ended December 31, 2002 (the "Report") with the U.S. Securities and Exchange Commission.

     I, Feng Qifu, general manager of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Feng  Qifu
---------------
Feng Qifu
General Manager
June 24, 2003



A signed original of this written statement required by Section 906 has been provided to Guangshen Railway Company Limited and will be retained by Guangshen Railway Company Limited and furnished to the Securities and Exchange Commission or its staff upon request.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

     Guangshen Railway Company Limited (the "Company") is filing its annual report on Form 20-F for the fiscal year ended December 31, 2002 (the "Report") with the U.S. Securities and Exchange Commission.

     I, Yao Xiaocong, Chief Accountant and Company Secretary, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Yao Xiaocong
--------------------------------------
Yao Xiaocong
Chief Accountant and Company Secretary
June 24, 2003



A signed original of this written statement required by Section 906 has been provided to Guangshen Railway Company Limited and will be retained by Guangshen Railway Company Limited and furnished to the Securities and Exchange Commission or its staff upon request.